SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549




                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           June 27, 1995


                 Northern States Power Company
    (Exact name of registrant as specified in its charter)


                          Minnesota
        (State or other jurisdiction of incorporation)


       1-3034                                               41-0448030
(Commission File Number)                  (IRS Employer Identification No.)


414 Nicollet Mall, Mpls, MN                                        55401
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code           612-330-5500



(Former name of former address, if changed since last report)


Item 7    Financial Statements and Exhibits

Merger Agreement with Wisconsin Energy Corporation

     As previously reported in Northern States Power Company's Current Report on Form 8-K, dated as of April 28, 1995 which was filed on May 3, 1995, and Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, Northern States Power Company, a Minnesota corporation ("NSP"), Wisconsin Energy Corporation, a Wisconsin corporation ("WEC"), Northern Power Wisconsin Corp., a Wisconsin corporation and wholly owned subsidiary of NSP ("New NSP") and WEC Sub Corp., a Wisconsin corporation and wholly owned subsidiary of WEC ("WEC Sub"), have entered into an Agreement and Plan of Merger, dated as of April 28, 1995 (the "Merger Agreement"), which provides for a strategic business combination involving NSP and WEC in a "merger-of-equals" transaction (the "Transaction"). The Transaction, which was unanimously approved by the Boards of Directors of the constituent companies, is expected to close shortly after all of the conditions to the consummation of the Transaction, including obtaining applicable regulatory approvals, are met or waived. The regulatory approval process is expected to take approximately 12 to 18 months.

     In the Transaction, the holding company of the combined enterprise will be registered under the Public Utility Holding Company Act of 1935, as amended. The holding company will be named Primergy Corporation ("Primergy") and will be the parent company of both NSP (which, for regulatory reasons, will reincorporate in Wisconsin) and of WEC's present principal utility subsidiary, Wisconsin Electric Power Company ("WEPCO") which will be renamed "Wisconsin Energy Company." It is anticipated that, following the Transaction, NSP's Wisconsin utility subsidiary, Northern States Power Company, a Wisconsin corporation, will be merged into Wisconsin Energy Company and that NSP's other subsidiaries will become subsidiaries of Primergy.

     As noted above, pursuant to the Transaction NSP will reincorporate in Wisconsin for regulatory reasons. This reincorporation will be accomplished by the merger of NSP into New NSP, with New NSP being the surviving corporation and succeeding to the business of NSP as an operating public utility. Following such merger, WEC Sub will be merged with and into New NSP, with New NSP being the surviving corporation and becoming a subsidiary of Primergy. Both New NSP and WEC Sub were created to effect the Transaction and will not have any significant operations, assets or liabilities prior to such mergers.

Unaudited Pro Forma Condensed Financial Information

     The following unaudited pro forma financial information presents the historical consolidated balance sheets, statements of income and ratios of earnings to fixed charges of NSP after giving effect to the Transaction which would result in the formation of New NSP. The unaudited pro forma condensed balance sheet at March 31, 1995 gives effect to the Transaction as if it had occurred at March 31, 1995. The unaudited pro forma condensed statements of income for each of the years in the three-year period ended December 31, 1994, and the three months ended March 31, 1995 and 1994, give effect to the Transaction as if it had occurred at January 1, 1992. The unaudited pro forma ratios of earnings to fixed charges for each of the years in the three-year period ended December 31, 1994, and the twelve months ended March 31, 1995, give effect to the Transaction as if it had occurred at January 1, 1992.
These statements and ratios are prepared on the basis of accounting for the Transaction as a pooling of interests and are based on the assumptions set forth in the notes thereto.

     The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of NSP. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Transaction been consummated on the date, or at the beginning of the periods, for which the Transaction is being given effect nor is it necessarily indicative of future operating results or financial position.

                            NEW NSP
    UNAUDITED PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES

                             Twelve Months
                                 Ended         Year Ended December 31,
                             March 31, 1995     1994     1993     1992

Unaudited Pro Forma Ratio of
  Earnings to Fixed Charges      4.0             4.2      4.0      3.1

     For purposes of computing the ratio of earnings to fixed charges, (i) earnings consist of income before accounting change plus fixed charges, federal and state income taxes, deferred income taxes, and investment tax credits;
and less undistributed equity in earnings of unconsolidated investees; and
(ii) fixed charges consist of interest on long-term debt, other interest charges, the interest component on leases and amortization of debt discount, premium and expense.

     See Notes to Unaudited Pro Forma Condensed Financial Statements for a description of the assumptions used to prepare the unaudited pro forma ratios of earnings to fixed charges.


                     NEW NSP
   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                  MARCH 31, 1995
                  (In thousands)


                                                        NSP         Pro Forma      Pro Forma
                                                   (As Reported)   Adjustments      New NSP
                      ASSETS
UTILITY PLANT
  Electric                                            $6,407,107      ($839,032)    $5,568,075
  Gas                                                    679,587       (201,541)       478,046
  Other                                                  271,924        (55,943)       215,981
      Total                                            7,358,618     (1,096,516)     6,262,102
    Accumulated provision for depreciation            (3,189,171)       422,766     (2,766,405)
  Nuclear fuel - net                                      90,795              0         90,795
      Net utility plant                                4,260,242       (673,750)     3,586,492

CURRENT ASSETS
  Cash and cash equivalents                               36,525        (22,798)        13,727
  Accounts receivable - net                              290,284        (60,371)       229,913
  Accrued utility revenues                                81,999        (13,448)        68,551
  Fossil fuel inventories                                 46,229         (3,200)        43,029
  Material & supplies inventories                        104,739         (8,803)        95,936
  Prepayments and other                                   50,754        (22,870)        27,884
    Total current assets                                 610,530       (131,490)       479,040

OTHER ASSETS
  Regulatory assets                                      351,729        (34,023)       317,706
  External decommissioning fund                          160,731              0        160,731
  Investments in non-regulated projects and
      other investments                                  220,080       (199,726)        20,354
  Non-regulated property - net                           175,654       (147,844)        27,810
  Intangible assets and other                            135,410        (58,656)        76,754
     Total other assets                                1,043,604       (440,249)       603,355

      TOTAL ASSETS                                    $5,914,376    ($1,245,489)    $4,668,887

              LIABILITIES AND EQUITY
CAPITALIZATION
    Common stock                                        $168,186      ($168,186)            $0
    Other stockholders' equity                         1,751,891       (453,886)     1,298,005
      Total common stock equity                        1,920,077       (622,072)     1,298,005

  Cumulative preferred stock and premium                 240,469              0        240,469
  Long-term debt                                       1,456,217       (352,955)     1,103,262
      Total capitalization                             3,616,763       (975,027)     2,641,736

CURRENT LIABILITIES
  Current portion of long-term debt                      160,606         (6,580)       154,026
  Short-term debt                                        157,648        (17,949)       139,699
  Accounts payable                                       179,279        (29,494)       149,785
  Taxes accrued                                          256,616        (11,183)       245,433
  Other accrued liabilities                              139,255        (17,762)       121,493
      Total current liabilities                          893,404        (82,968)       810,436

OTHER LIABILITIES
  Deferred income taxes                                  850,823       (117,556)       733,267
  Deferred investment tax credits                        171,544        (24,381)       147,163
  Regulatory liabilities                                 208,329        (17,256)       191,073
  Other liabilities and deferred credits                 173,513        (28,301)       145,212
     Total other liabilities                           1,404,209       (187,494)     1,216,715

        TOTAL LIABILITIES AND EQUITY                  $5,914,376    ($1,245,489)    $4,668,887


See accompanying notes to unaudited pro forma condensed financial statements.



                     NEW NSP
UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
        THREE MONTHS ENDED MARCH 31, 1995
     (In thousands, except per share amounts)


                                                        NSP         Pro Forma      Pro Forma
                                                   (As Reported)   Adjustments      New NSP

Utility Operating Revenues
  Electric                                              $497,314       ($32,438)      $464,876
  Gas                                                    163,853        (35,096)       128,757
     Total Operating Revenues                            661,167        (67,534)       593,633


Utility Operating Expenses
  Electric Production-Fuel and Purchased Power           135,071         10,422        145,493
  Cost of Gas Sold & Transported                          99,301        (17,352)        81,949
  Other Operation                                        130,627        (12,760)       117,867
  Maintenance                                             37,767         (4,172)        33,595
  Depreciation and Amortization                           71,831         (8,403)        63,428
  Taxes Other Than Income Taxes                           62,279         (4,023)        58,256
  Income Taxes                                            36,593        (10,655)        25,938
     Total Operating Expenses                            573,469        (46,943)       526,526

Utility Operating Income                                  87,698        (20,591)        67,107

Other Income (Expense)
  Equity Earnings of Unconsolidated Investees             10,506        (10,506)             0
  Other Income and Deductions - Net                          761            114            875
       Total Other Income (Expense)                       11,267        (10,392)           875

Income before Interest Charges                            98,965        (30,983)        67,982

Interest Charges                                          30,775         (7,423)        23,352

     Net Income                                           68,190        (23,560)        44,630

Preferred Dividends                                        3,201              0          3,201

Earnings Available for Common Stockholders               $64,989       ($23,560)       $41,429



See accompanying notes to unaudited pro forma condensed financial statements.



                     NEW NSP
UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
        THREE MONTHS ENDED MARCH 31, 1994
     (In thousands, except per share amounts)


                                                        NSP         Pro Forma      Pro Forma
                                                   (As Reported)   Adjustments      New NSP

Utility Operating Revenues
  Electric                                              $494,031       ($34,989)      $459,042
  Gas                                                    189,431        (37,580)       151,851
     Total Operating Revenues                            683,462        (72,569)       610,893


Utility Operating Expenses
  Electric Production-Fuel and Purchased Power           132,471         10,417        142,888
  Cost of Gas Sold & Transported                         121,805        (19,760)       102,045
  Other Operation                                        133,487        (11,669)       121,818
  Maintenance                                             40,469         (4,456)        36,013
  Depreciation and Amortization                           67,345         (7,784)        59,561
  Taxes Other Than Income Taxes                           59,929         (3,928)        56,001
  Income Taxes                                            42,161        (12,223)        29,938
     Total Operating Expenses                            597,667        (49,403)       548,264

Utility Operating Income                                  85,795        (23,166)        62,629

Other Income (Expense)
  Equity Earnings of Unconsolidated Investees               (107)           107              0
  Other Income and Deductions - Net                        4,474         (3,118)         1,356
       Total Other Income (Expense)                        4,367         (3,011)         1,356

Income before Interest Charges                            90,162        (26,177)        63,985

Interest Charges                                          24,368         (6,453)        17,915

     Net Income                                           65,794        (19,724)        46,070

Preferred Dividends                                        3,057              0          3,057

Earnings Available for Common Stockholders               $62,737       ($19,724)       $43,013



See accompanying notes to unaudited pro forma condensed financial statements.



                     NEW NSP
UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
           YEAR ENDED DECEMBER 31, 1994
     (In thousands, except per share amounts)


                                                        NSP         Pro Forma      Pro Forma
                                                   (As Reported)   Adjustments      New NSP

Utility Operating Revenues
  Electric                                            $2,066,644      ($114,385)    $1,952,259
  Gas                                                    419,903        (89,200)       330,703
     Total Operating Revenues                          2,486,547       (203,585)     2,282,962


Utility Operating Expenses
  Electric Production-Fuel and Purchased Power           570,880         43,551        614,431
  Cost of Gas Sold & Transported                         263,443        (50,542)       212,901
  Other Operation                                        536,168        (47,075)       489,093
  Maintenance                                            170,145        (23,729)       146,416
  Depreciation and Amortization                          273,801        (31,790)       242,011
  Taxes Other Than Income Taxes                          234,564        (15,615)       218,949
  Income Taxes                                           129,228        (20,123)       109,105
     Total Operating Expenses                          2,178,229       (145,323)     2,032,906

Utility Operating Income                                 308,318        (58,262)       250,056

Other Income (Expense)
  Equity Earnings of Unconsolidated Investees             35,863        (35,863)             0
  Other Income and Deductions - Net                        6,509         (3,731)         2,778
       Total Other Income (Expense)                       42,372        (39,594)         2,778

Income before Interest Charges                           350,690        (97,856)       252,834

Interest Charges                                         107,215        (27,403)        79,812

     Net Income                                          243,475        (70,453)       173,022

Preferred Dividends                                       12,364              0         12,364

Earnings Available for Common Stockholders              $231,111       ($70,453)      $160,658



See accompanying notes to unaudited pro forma condensed financial statements.



                     NEW NSP
UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
           YEAR ENDED DECEMBER 31, 1993
     (In thousands, except per share amounts)


                                                        NSP         Pro Forma      Pro Forma
                                                   (As Reported)   Adjustments      New NSP

Utility Operating Revenues
  Electric                                            $1,974,916      ($115,081)    $1,859,835
  Gas                                                    429,076        (81,455)       347,621
     Total Operating Revenues                          2,403,992       (196,536)     2,207,456


Utility Operating Expenses
  Electric Production-Fuel and Purchased Power           524,126         43,662        567,788
  Cost of Gas Sold & Transported                         282,028        (51,178)       230,850
  Other Operation                                        516,568        (42,540)       474,028
  Maintenance                                            161,413        (22,566)       138,847
  Depreciation and Amortization                          264,517        (29,187)       235,330
  Taxes Other Than Income Taxes                          223,108        (14,163)       208,945
  Income Taxes                                           128,346        (24,101)       104,245
     Total Operating Expenses                          2,100,106       (140,073)     1,960,033

Utility Operating Income                                 303,886        (56,463)       247,423

Other Income (Expense)
  Equity Earnings of Unconsolidated Investees              3,030         (3,030)             0
  Other Income and Deductions - Net                       12,916         (1,326)        11,590
       Total Other Income (Expense)                       15,946         (4,356)        11,590

Income before Interest Charges                           319,832        (60,819)       259,013

Interest Charges                                         108,092        (20,983)        87,109

     Net Income                                          211,740        (39,836)       171,904

Preferred Dividends                                       14,580              0         14,580

Earnings Available for Common Stockholders              $197,160       ($39,836)      $157,324



See accompanying notes to unaudited pro forma condensed financial statements.



                     NEW NSP
UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
           YEAR ENDED DECEMBER 31, 1992
     (In thousands, except per share amounts)


                                                        NSP         Pro Forma      Pro Forma
                                                   (As Reported)   Adjustments      New NSP

Utility Operating Revenues
  Electric                                            $1,823,316      ($107,071)    $1,716,245
  Gas                                                    336,206        (60,802)       275,404
     Total Operating Revenues                          2,159,522       (167,873)     1,991,649


Utility Operating Expenses
  Electric Production-Fuel and Purchased Power           451,696         44,186        495,882
  Cost of Gas Sold & Transported                         220,370        (41,540)       178,830
  Other Operation                                        512,833        (33,677)       479,156
  Maintenance                                            180,585        (21,818)       158,767
  Depreciation and Amortization                          242,914        (26,832)       216,082
  Taxes Other Than Income Taxes                          204,439        (12,925)       191,514
  Income Taxes                                            90,669        (22,184)        68,485
     Total Operating Expenses                          1,903,506       (114,790)     1,788,716

Utility Operating Income                                 256,016        (53,083)       202,933

Other Income (Expense)
  Equity Earnings of Unconsolidated Investees              2,382         (2,382)             0
  Other Income and Deductions - Net                        5,570          4,455         10,025
       Total Other Income (Expense)                        7,952          2,073         10,025

Income before Interest Charges                           263,968        (51,010)       212,958

Interest Charges                                         103,040        (17,646)        85,394

     Income Before Accounting Change                     160,928        (33,364)       127,564

Preferred Dividends                                       16,172              0         16,172

Earnings Available for Common Stockholders              $144,756       ($33,364)      $111,392



See accompanying notes to unaudited pro forma condensed financial statements.


NEW NSP
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


1. The pro forma balance sheet has been adjusted to reflect the cancellation of NSP common stock with a $2.50 par value and its replacement with no par common stock of New NSP which will be issued to Primergy.


2. Subsidiary assets, liabilities, equity and results of operations have been eliminated from consolidated NSP amounts to reflect the transfer of ownership and control of all subsidiaries from NSP to Primergy. The New NSP stock issued to Primergy is assumed to reflect the reduction in net assets related to the transfer of investments in subsidiaries from NSP to Primergy.

3. NSP financing of subsidiary capital and cash flow requirements has been adjusted to reflect the transfer of such items to Primergy. Pro forma adjustments reflect the elimination of (a) notes receivable and advances from subsidiaries; (b) NSP debt incurred to finance the notes and advances; (c) interest income earned on the notes and advances; and (d) interest expense accrued on the debt incurred to finance the notes and advances.

4. After the Transaction, NSP will not retain ownership of subsidiaries currently being consolidated. Consequently, intercompany transactions between NSP and its current subsidiaries have not been eliminated in the pro forma financial statements.

     The most significant intercompany transactions are power sales to and purchases from NSP's Wisconsin subsidiary pursuant to an interchange agreement with NSP. The interchange pricing and cost sharing arrangements are expected to be restructured as a result of the Transaction. However, at this time the amount of any changes to interchange power purchases or sales cannot be estimated. Consequently, no pro forma adjustments have been made to operating revenues, operating expenses, or accounts receivable from (or payable to) associated companies for the effects of interchange restructuring.

                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Northern States Power Company
                                      (a Minnesota Corporation)


                                      By (Edward J. McIntyre)
                                          Edward J. McIntyre
                                          Vice President & Chief Financial
                                            Officer

Dated: June 27, 1995